UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2008

CNX GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32723 (Commission File Number)	20-3170639 (IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania (Address of principal executive offices)	15276 (Zip code)
Registrant’s telephone number, including area code:
(412) 200-6700
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.
     CNX Gas Corporation issued a press release on March 17, 2008 regarding certain operational matters, including 2008 production guidance and updated hedge positions, a copy of which is attached hereto.
     CNX will be presenting at several investor conferences in the coming weeks, including the Bear Stearns 2008 Global Oil and Gas Conference on March 20, in New York. Presentations and other information relating to these conferences will be posted at the CNX Gas website, www.cnxgas.com, under the “Investor Relations” tab.
Item 9.01      Financial Statements and Exhibits.
(c) Exhibit.

Exhibit 99.1	Press release of CNX Gas Corporation dated March 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION
By:	/s/ Nicholas J. DeIuliis
Nicholas J. DeIuliis,
President and Chief Executive Officer

Dated: March 18, 2008